Exhibit 99.1

Pacific State Bancorp                                     1899 West March Lane
                                                          Stockton, CA 95207
                                                          209/870-3200 Telephone
                                                          209/870-3255 Fax

Press Release
--------------------------------------------------------------------------------

                      For Immediate Release: April 20, 2006
          Pacific State Bancorp announces Record First Quarter Earnings

Stockton, California - April 20, 2006; Steven A. Rosso, President and CEO of Pacific State Bancorp, (NASDAQ/PSBC), the parent company of Pacific State Bank, announced record earnings for the first quarter of 2006. The Company reported record first quarter 2006 earnings of $1,207,000, an increase of $259,000 or 27.3% over the first quarter ending March 31, 2005. Total assets as of March 31, 2006 were $317,644,000, an increase of $45,818,000 or 16.9% over the period ending March 31, 2005. Net loans as of March 31, 2006 were $253,809,000 an increase of $56,992,000 or 29.0% compared to the period ending March 31, 2005. Total deposits as of March 31, 2006 were $265,563,000 an increase of $25,129,000 or 10.5% compared to March 31, 2005.

The Company also saw an improvement in its return on average assets for the first quarter 2006, reporting a ROA of 1.59% up from 1.42% as of March 31, 2005. The Company also generated an improvement in its return of average equity for the first quarter, reporting a ROE of 22.68% compared to 22.11% for the period ending March 31, 2005.

The Company's basic earnings per share for the first quarter also improved by $0.09 or 34.6% to $0.35 per share. The first quarter's diluted earning per share improved by $0.07 or 29.2% to $0.31. The weighted average common shares outstanding were 3,477,314 at March 31, 2006 while the weighted average common and common equivalent shares outstanding were 3,895,844.

Income Statement:

     o Interest income for the quarter was $5,794,000 an increase of $1,864,000 over $3,928,000 or 47.5% from the first quarter of 2005.
     o Interest income on loans for the quarter was$5,461,000 an increase of $1,814,000 or 49.7% from the first quarter of 2005.
     o Total interest expense for the quarter was $1,720,000 an increase of $645,000 or 60.2% from the first quarter of 2005.
     o Net interest income for the quarter was $4,072,000 an increase of $1,219,000 or 42.7% from the first quarter of 2005.
     o Total non-interest income for the quarter was $599,000 a decrease of $170,000 or 22.1% from the first quarter of 2005.
     o Total non-interest expense for the quarter was $2,587,000; an increase of $555,000 or 27.3% from the first quarter of 2005.
     o Income tax expense for the quarter was $787,000; an increase of $205,000 or 35.2% over the same period in 2005.

The following balance sheet information is a comparison of March 31, 2006 to December 31, 2005:

     o Cash and due from banks, Federal funds sold and investments totaling $43,350,000 reflect a decline of $4,309,000 or 9.0% from year end
     o Net loans increased to $253,809,000; an increase of $12,253,000 or 5.1% from year end
     o    Total assets increased to $317,644,000; an increase of $8,032,000 or
          2.6%
     o    Total deposits declined to $265,563,000, a decline of $7,511,000 or
          2.8%
     o Non-interest bearing deposits declined to $60,234,000; a decline of $8,423,000 or 12.3%
     o Other borrowings increased to $18,000,000; an increase of $14,000,000 or 350%
     o Total liabilities increased to $295,013,000; an increase of $6,775,000 or 2.4%
     o Shareholder's equity increased to $22,631,000; an increase of $1,258,000 or 5.9%

During the first quarter of 2006, management expanded other borrowings to provide funding for the escalating loan demand with the seasonal decline in total deposits. The majority of the deposits with declining balances were transactional demand deposits which are expected to return to the bank in the coming months. The first quarter loan growth reflects a steady increase that management feels will remain throughout 2006.

SAFE HARBOR: Except for historical information contained herein, the statements contained in this press release include forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Pacific State Bancorp's Securities and Exchange Commission filings, including its Annual Reports on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K. Pacific State Bancorp disclaims any intent or obligation to update these forward-looking statements.

                                     PACIFIC STATE BANCORP AND SUBSIDIARY
                                     CONDENSED CONSOLIDATED BALANCE SHEET
-------------------------------------------------------------------------------------------------------------
(Unaudited)
-------------------------------------------------------------------------------------------------------------
(in thousands, except share amounts)                                                March 31     December 31
-------------------------------------------------------------------------------------------------------------
Assets                                                                                2006           2005
------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Cash and due from banks                                                          $     16,972    $     14,453
-------------------------------------------------------------------------------------------------------------
Federal funds sold                                                                          0           4,667
-------------------------------------------------------------------------------------------------------------
Investment securities - available for sale (carrying value of $26,572 in               26,378          28,539
2006 and $28,696 in 2005)
-------------------------------------------------------------------------------------------------------------
Loans, less allowance for loan losses of $2,441 in 2006 and $2,356 in 2005            253,809         241,556
-------------------------------------------------------------------------------------------------------------
Bank premises and equipment, net                                                        9,443           9,511
-------------------------------------------------------------------------------------------------------------
Company owned life insurance                                                            4,446           4,411
-------------------------------------------------------------------------------------------------------------
Accrued interest receivable and other assets                                            6,596           6,474
                                                                                 ------------    ------------
-------------------------------------------------------------------------------------------------------------
                                  Total assets                                   $    317,644    $    309,611
                                                                                 ============    ============
-------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
------------------------------------

-------------------------------------------------------------------------------------------------------------
Deposits:
-------------------------------------------------------------------------------------------------------------
    Non-interest bearing                                                         $     60,234    $     68,657
-------------------------------------------------------------------------------------------------------------
    Interest bearing                                                                  205,329         204,417
-------------------------------------------------------------------------------------------------------------
              Total deposits                                                          265,563         273,074
-------------------------------------------------------------------------------------------------------------
Other borrowings                                                                       18,000           4,000
-------------------------------------------------------------------------------------------------------------
Subordinated debentures                                                                 8,764           8,764
-------------------------------------------------------------------------------------------------------------
Accrued interest payable and other liabilities                                          2,686           2,400
                                                                                 ------------    ------------
-------------------------------------------------------------------------------------------------------------
             Total liabilities                                                        295,013         288,238
-------------------------------------------------------------------------------------------------------------
Shareholders' equity:
    Preferred stock - no par value; 2,000,000 shares authorized;
   Common stock - no par value; 24,000,000 shares authorized;
      shares issued and outstanding 3,524,322 in 2006 and 3,514,982 in 2005             7,627           7,556

Retained earnings                                                                      15,118          13,912
-------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive loss, net of tax                                         (114)            (95)
                                                                                 ------------    ------------
-------------------------------------------------------------------------------------------------------------
                                 Total shareholders' equity                            22,631          21,373
-------------------------------------------------------------------------------------------------------------
                                  Total liabilities and shareholders' equity     $    317,644    $    309,611
                                                                                 ============    ============
-------------------------------------------------------------------------------------------------------------

                                    PACIFIC STATE BANCORP AND SUBSIDIARY
                                    CONDENSED CONSOLIDATED BALANCE SHEET
------------------------------------------------------------------------------------------------------------
(Unaudited)
------------------------------------------------------------------------------------------------------------
(in thousands, except share amounts)                                               March 31        March 31
------------------------------------------------------------------------------------------------------------
Assets                                                                              2006            2005
------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Cash and due from banks                                                         $     16,972    $     15,830
------------------------------------------------------------------------------------------------------------
Federal funds sold                                                                         0          16,732
------------------------------------------------------------------------------------------------------------
Interest -bearing deposits in banks                                                        0           5,000
------------------------------------------------------------------------------------------------------------
Investment securities - available for sale (carrying value of $26,572 in              26,378          18,162
2006 and $18,236 in 2005)
------------------------------------------------------------------------------------------------------------
Loans, less allowance for loan losses of $2,441 in 2006 and $2,276 in 2005           253,809         196,817
------------------------------------------------------------------------------------------------------------
Bank premises and equipment, net                                                       9,443           9,658
------------------------------------------------------------------------------------------------------------
Company owned life insurance                                                           4,446           4,312
------------------------------------------------------------------------------------------------------------
Accrued interest receivable and other assets                                           6,596           5,315
                                                                                ------------    ------------
------------------------------------------------------------------------------------------------------------
                                  Total assets                                  $    317,644    $    271,826
                                                                                ============    ============
------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
------------------------------------

------------------------------------------------------------------------------------------------------------
Deposits:
------------------------------------------------------------------------------------------------------------
    Non-interest bearing                                                        $     60,234    $     50,316
------------------------------------------------------------------------------------------------------------
    Interest bearing                                                                 205,329         190,118
------------------------------------------------------------------------------------------------------------
              Total deposits                                                         265,563         240,434
------------------------------------------------------------------------------------------------------------
Other borrowings                                                                      18,000           4,000
------------------------------------------------------------------------------------------------------------
Subordinated debentures                                                                8,764           8,764
------------------------------------------------------------------------------------------------------------
Accrued interest payable and other liabilities                                         2,686             924
                                                                                ------------    ------------
------------------------------------------------------------------------------------------------------------
             Total liabilities                                                       295,013         254,122
------------------------------------------------------------------------------------------------------------
Shareholders' equity:
    Preferred stock - no par value; 2,000,000 shares authorized;
   Common stock - no par value; 24,000,000 shares authorized;
      shares issued and outstanding 3,524,322 in 2006 and 3,454,922 in 2005            7,627           7,174
   Retained earnings                                                                  15,118          10,574
------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive loss, net of tax                                        (114)            (44)
                                                                                ------------    ------------
------------------------------------------------------------------------------------------------------------
                                 Total shareholders' equity                           22,631          17,704
------------------------------------------------------------------------------------------------------------
                                  Total liabilities and shareholders' equity    $    317,644    $    271,826
                                                                                ============    ============
------------------------------------------------------------------------------------------------------------

                                       PACIFIC STATE BANCORP
                          CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

---------------------------------------------------------------           Three months ended
Unaudited                                                                       March 31
--------------------------------------------------------------------------------------------------
(in thousands, except share amounts)                                       2006           2005
------------------------------------                                   ------------   ------------
--------------------------------------------------------------------------------------------------
Interest income:
--------------------------------------------------------------------------------------------------
    Interest and fees on loans                                         $      5,461   $      3,647
--------------------------------------------------------------------------------------------------
    Interest on federal funds sold                                               11             58
--------------------------------------------------------------------------------------------------
    Interest on investment securities                                           320            223
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
                         Total interest income                                5,792          3,928
--------------------------------------------------------------------------------------------------
Interest expense:
--------------------------------------------------------------------------------------------------
    Interest on deposits                                                      1,485            935
--------------------------------------------------------------------------------------------------
    Interest on subordinated debentures securities                              164            121
--------------------------------------------------------------------------------------------------
    Interest on borrowings                                                       71             19
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
                         Total interest expense                               1,720          1,075
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
                         Net interest income                                  4,072          2,853
--------------------------------------------------------------------------------------------------
Provision for loan losses                                                        90             60
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
            Net interest income after
                  provision for loan losses                                   3,982          2,793
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
Non-interest income:
--------------------------------------------------------------------------------------------------
   Service charges                                                              208            181
--------------------------------------------------------------------------------------------------
   Other fee income                                                             231            370
--------------------------------------------------------------------------------------------------
   Gain from sale of loans                                                      160            218
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
                         Total non-interest income                              599            769
--------------------------------------------------------------------------------------------------
Non-interest expenses:
--------------------------------------------------------------------------------------------------
   Salaries and employee benefits                                             1,349          1,117
--------------------------------------------------------------------------------------------------
   Occupancy                                                                    199            197
--------------------------------------------------------------------------------------------------
   Furniture and equipment                                                      178            132
--------------------------------------------------------------------------------------------------
   Other                                                                        861            586
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
                       Total other expenses                                   2,587          2,032
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
                       Income before income taxes                             1,994          1,530
--------------------------------------------------------------------------------------------------
Income tax expense                                                              787            582
                                                                       ------------   ------------
--------------------------------------------------------------------------------------------------
                       Net income                                      $      1,207   $        948
                                                                       ============   ============
--------------------------------------------------------------------------------------------------
Basic earnings per share                                               $       0.35   $       0.26
                                                                       ============   ============
--------------------------------------------------------------------------------------------------
Diluted earnings per share                                             $       0.31   $       0.24
                                                                       ============   ============
--------------------------------------------------------------------------------------------------
Weighted average common shares outstanding                                3,477,314      3,452,601
--------------------------------------------------------------------------------------------------
Weighted average common and common equivalent shares
 outstanding                                                              3,895,844      3,898,120
--------------------------------------------------------------------------------------------------

                                                       Yield Analysis
                                              For Quarter Ended March 31, 2006


                                              For the Three Months Ended                   For the Three Months Ended
                                                  Ended March 31, 2006                        Ended March 31, 2005
                                          ---------------------------------------    ---------------------------------------
                                                         Interest      Average                      Interest      Average
                                            Average      Income or     Yield or        Average      Income or     Yield or
Assets:                                     Balance       Expense        Cost          Balance       Expense        Cost
------                                    -----------   -----------   -----------    -----------   -----------   -----------
Interest-earning assets:
Loans                                         251,153         5,461          8.82%       203,198         3,647          7.28%
Investment securities                          27,692           320          4.69%        18,191           195          4.35%
Federal funds sold                                928            11          4.81%        10,460            58          2.25%
Interest Bearing Deposits in Banks                  0             0          0.00%         6,088            28          1.87%
                                          -----------   -----------   -----------    -----------   -----------
        Total average earning assets          279,773         5,794          8.40%       237,937         3,928          6.70%

Non-earning assets:
Cash and due from banks                        12,277                                     13,450
Other assets                                   15,086                                     18,839
                                          -----------                                -----------
        Total average assets                  307,136                                    270,226
                                          ===========                                ===========


Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits

     Interest-bearing Demand                  102,033           610          2.42%       101,019           542          2.18%
     Savings                                    6,534            10          0.62%         7,286             9          0.50%
     Time Deposits                             97,369           865          3.60%        72,264           384          2.16%
     Other borrowing                           16,724           235          5.70%        12,764           140          4.45%
                                          -----------                                -----------

        Total average interest-bearing
        liabilities                           222,660         1,720          3.13%       193,333         1,075          2.26%
                                                                      ===========                                ===========

Noninterest-bearing liabilities:
     Demand deposits                           61,347                                     55,229
     Other liabilities                          1,537                                      4,284
                                          -----------                                -----------
        Total liabilities                     285,550                                    252,846
Shareholders' equity:                          21,592                                     17,380
                                          -----------                                -----------
Total average liabilities and
   shareholders' equity                       307,136                                    270,226
                                          ===========                                ===========

                                                        -----------                                -----------
Net interest income                                           4,072                                      2,853
                                                        ===========                                ===========

Yield on interest-earning assets                                             8.40%                                      6.70%
Cost of funding interest-earning assets                                      2.50%                                      1.83%
                                                                      -----------                                -----------
Net interest margin                                                          5.90%                                      4.86%
                                                                      ===========                                ===========